S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2007 (Dollars in thousands, except per share data)										Page 1 of 3
	2006				2007				Year-to-date
	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q	December 2007	December 2006
For the period:
Interest Income	$47,884	$50,957	$53,028	$52,833	$52,934	$54,274	$54,761	$53,637	$215,605	$204,702
Interest Expense	19,810	22,830	24,186	24,758	24,725	25,321	25,485	23,636	99,167	91,584
Net Interest Income	28,074	28,127	28,842	28,075	28,209	28,953	29,276	30,001	116,438	113,118
Taxable Equivalent Adjustment	1,068	1,117	1,146	1,173	1,186	1,216	1,170	1,156	4,727	4,504
Net Interest Income (FTE)	29,142	29,244	29,988	29,248	29,395	30,169	30,446	31,157	121,165	117,622

Provision For Loan Losses	1,500	5,700	1,352	828	2,178	1,305	1,142	1,187	5,812	9,380
Net Interest Income After Provisions (FTE)	27,642	23,544	28,636	28,420	27,217	28,864	29,304	29,970	115,353	108,242

Security Gains, Net	1,809	1,244	1,210	1,218	1,656	481	1,129	579	3,844	5,481

Service Charges and Fees	2,452	2,657	2,666	2,637	2,343	2,529	2,605	2,647	10,124	10,412
Wealth Management	2,223	2,058	1,854	1,726	1,855	1,978	1,751	1,886	7,470	7,862
Insurance	1,738	1,572	1,759	1,569	1,894	1,792	1,874	1,726	7,285	6,637
Other	2,261	2,803	2,432	2,502	2,424	2,744	4,270	2,443	11,882	9,998
Total Noninterest Income	8,674	9,090	8,711	8,434	8,516	9,043	10,500	8,702	36,761	34,909

Salaries and Employee Benefits	9,512	9,004	8,618	10,467	9,934	10,073	9,910	10,470	40,387	37,601
Occupancy and Equip. Expense, Net	2,087	1,962	2,194	2,155	2,261	2,447	2,423	2,452	9,583	8,398
Data Processing Expense	1,164	1,249	1,186	1,253	1,234	1,301	1,179	1,166	4,880	4,852
FDIC Expense	75	75	77	75	76	77	74	75	302	302
Other	4,101	4,983	4,264	4,777	4,084	4,163	4,543	5,518	18,308	18,126
Total Noninterest Expense	16,939	17,273	16,339	18,727	17,589	18,061	18,129	19,681	73,460	69,279

Income Before Taxes	21,186	16,605	22,218	19,345	19,800	20,327	22,804	19,570	82,498	79,353
Taxable Equivalent Adjustment	1,068	1,117	1,146	1,173	1,186	1,216	1,170	1,156	4,727	4,504
Applicable Income Taxes	5,881	4,251	6,408	4,973	5,316	5,235	5,973	5,103	21,627	21,513
Net Income	$14,237	$11,237	$14,664	$13,199	$13,298	$13,876	$15,661	$13,311	$56,144	$53,336

Per Common Share Data:
Shares Outstanding at End of Period	26,083,980	25,690,880	25,303,774	25,361,274	24,897,787	24,468,671	24,543,177	24,551,087	24,551,087	25,361,274
Average Shares Outstanding - Diluted	26,448,765	26,038,892	25,753,722	25,530,984	25,389,584	24,847,410	24,690,735	24,677,720	24,888,574	25,940,352
Net Income - Diluted	$0.54	$0.43	$0.57	$0.52	$0.52	$0.56	$0.63	$0.54	$2.26	$2.06
Dividends Declared	$0.29	$0.29	$0.29	$0.30	$0.30	$0.30	$0.30	$0.31	$1.21	$1.17
Book Value	$13.41	$13.14	$13.24	$13.37	$13.16	$12.98	$13.36	$13.73	$13.73	$13.37
Market Value	$36.58	$33.23	$32.50	$34.67	$33.04	$32.90	$32.09	$27.64	$27.64	$34.67

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2007 (Dollars in thousands)								Page 2 of 3
	2006				2007
	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q
Asset Quality Data
Nonaccrual Loans and Nonperforming Loans	$13,063	$21,824	$15,058	$19,852	$19,854	$14,944	$14,445	$16,798
Assets acquired through foreclosure or repossession	3,084	2,725	2,633	523	606	610	869	488
Nonperforming Assets	16,147	24,549	17,691	20,375	20,460	15,554	15,314	17,286
Allowance for Loan Losses	37,402	38,575	32,717	33,220	35,319	35,808	34,144	34,345
Nonperforming Loans / Loans	0.51%	0.83%	0.58%	0.74%	0.73%	0.54%	0.52%	0.60%
Allowance for Loan Losses / Loans	1.47%	1.47%	1.25%	1.25%	1.29%	1.31%	1.24%	1.23%
Allowance for Loan Losses / Nonperforming Loans	286%	177%	217%	167%	178%	240%	236%	204%
Net Loan Charge-offs	670	4,528	7,210	324	78	817	2,806	986
Net Loan Charge-offs (annualized)/ Average Loans	0.11%	0.70%	1.09%	0.05%	0.01%	0.12%	0.41%	0.14%

Balance Sheet (Period-End)
Assets	$3,250,246	$3,301,896	$3,278,710	$3,338,543	$3,376,560	$3,382,057	$3,361,746	$3,420,757
Earning Assets	3,031,270	3,079,808	3,048,744	3,108,898	3,146,934	3,141,844	3,126,714	3,169,594
Securities	482,453	455,367	431,490	442,607	412,384	398,612	375,151	372,655
Loans, Gross	2,548,817	2,624,441	2,617,254	2,666,291	2,734,550	2,743,232	2,751,564	2,796,939
Total Deposits	2,470,151	2,496,909	2,536,092	2,565,306	2,576,887	2,624,495	2,620,176	2,621,825
Non-Interest Bearing Deposits	417,315	442,203	429,547	448,453	445,176	449,623	452,140	462,387
NOW, Money Market & Savings	1,136,810	1,169,278	1,201,254	1,195,640	1,209,702	1,237,280	1,234,494	1,243,061
CD's $100,000 and over	200,055	203,966	249,070	261,646	259,390	258,311	250,011	249,643
Other Time Deposits	715,972	681,462	656,221	659,567	662,619	679,281	683,531	666,734
Short-term borrowings	204,487	234,232	162,351	188,021	169,552	144,342	125,809	180,258
Long-term Debt	171,635	186,427	186,217	196,941	246,715	246,487	236,255	226,021
Shareholder's Equity	349,896	337,598	335,011	339,051	327,710	317,707	327,863	337,092

Balance Sheet (Daily Averages)
Assets	$3,205,843	$3,282,972	$3,285,807	$3,270,151	$3,328,405	$3,358,606	$3,352,830	$3,359,832
Earning Assets	2,999,871	3,070,286	3,070,573	3,055,082	3,108,328	3,134,253	3,127,103	3,137,967
Securities	485,935	469,472	453,128	428,556	420,645	403,351	384,405	370,100
Loans, Gross	2,513,936	2,600,814	2,617,445	2,619,029	2,687,564	2,730,618	2,740,458	2,767,615
Deposits	2,424,946	2,494,841	2,518,761	2,572,123	2,550,819	2,578,878	2,623,770	2,620,448
Shareholder's Equity	356,341	346,351	343,176	342,303	339,168	325,966	324,124	333,880

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2007 (Dollars in thousands, except per share data)										Page 3 of 3
	2006				2007				Year-to-date
	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q	December 2007	December 2006
Profitability Ratios (annualized)
Return on Average Assets	1.80%	1.37%	1.77%	1.60%	1.62%	1.66%	1.85%	1.57%	1.68%	1.64%
Return on Average Shareholder's Equity	16.20%	13.01%	16.95%	15.30%	15.90%	17.07%	19.17%	15.82%	16.97%	15.37%
Yield on Earning Assets (FTE)	6.62%	6.81%	7.00%	7.02%	7.06%	7.10%	7.10%	6.93%	7.05%	6.87%
Cost of Interest Bearing Funds	3.37%	3.71%	3.90%	4.01%	4.00%	4.01%	3.99%	3.70%	3.92%	3.75%
Net Interest Margin (FTE)(4)	3.94%	3.82%	3.87%	3.80%	3.84%	3.86%	3.86%	3.94%	3.87%	3.86%
Efficiency Ratio (FTE)(1)	44.79%	45.06%	42.22%	49.70%	46.40%	46.06%	44.28%	49.38%	46.52%	45.42%

Capitalization Ratios
Dividends Paid to Net Income	53.53%	67.41%	50.81%	56.06%	57.21%	53.92%	46.86%	55.31%
Shareholder's Equity to Assets (Period End)	10.77%	10.22%	10.22%	10.16%	9.71%	9.39%	9.75%	9.85%
Leverage Ratio (2)	9.28%	8.75%	8.57%	8.82%	8.38%	8.06%	8.38%	8.57%
Risk Based Capital - Tier I (3)	10.30%	9.78%	9.65%	9.66%	9.23%	8.94%	9.35%	9.50%
Risk Based Capital - Tier II (3)	11.86%	11.32%	11.94%	11.91%	11.45%	11.15%	11.50%	11.64%

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.

(2) Equity less goodwill to total assets and allowance for loan losses.

(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.

(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter-to-date average earning assets.